UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 5, 2007
Great Wolf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

122 West Washington Ave, Madison, Wisconsin	53703

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 608-661-4700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 5, 2007, the Compensation Committee of the Board of Directors (the “Committee”) of Great Wolf Resorts, Inc. (the “Company”) took the actions described below.
2007 Short-Term Cash Incentive Compensation
The Compensation Committee approved maximum short-term cash incentive award amounts for 2007, determined as a percentage of base salary, for certain of the Company’s Named Executive Officers. The actual short-term incentive award to each officer will be subject to a number of factors, including:
•	The Company achieving certain levels of Adjusted EBITDA (as defined by the Company) for 2007;

•	The Company achieving certain levels of Adjusted EPS (as defined by the Company) for 2007; and

•	The individuals achieving certain individual, business unit and/or departmental performance goals in 2007, as determined by the Compensation Committee.
2007 Long-Term Incentive Compensation
The Compensation Committee approved maximum long-term stock-based incentive compensation amounts for 2007 for certain of the Company’s Named Executive Officers. The stock-based compensation amounts will consist of performance-based shares of the Company’s common stock.
The stock-based compensation total award amounts consist of two parts: (1) annual equity grant amounts generally equal to 60% of the officer’s total award amount and (2) multi-year program equity grant amounts generally equal to 40% of the officer’s total award amount.
The actual long-term incentive compensation award to each officer will be subject to a number of factors.
With regard to each officer’s annual equity grant amount, those factors include:
•	A portion of the award amount may be earned based on the Company’s common stock performance in calendar year 2007 relative to the total return of a relevant stock index, as designated by the Compensation Committee, for calendar year 2007. Under this performance criterion, an individual may earn a portion of his or her total potential award amount if the Company’s stock performance for a calendar year exceeds 80% of the performance of the relevant stock index designated by the Compensation Committee. The individual will earn less than the full portion amount of his or her award amount if the Company’s stock performance for a calendar year is less than 120% of the designated index’s performance, and will earn no award under this performance criterion if the Company’s stock performance for a calendar year is 80% or less of the designated index’s performance.

•	A portion of the award amount may be earned based on the individual achieving certain individual, business unit and/or departmental performance goals in calendar year 2007, as determined by the Compensation Committee.

With regard to each officer’s multi-year program equity grant amounts, those factors include:

•	A portion of the award amount may be earned based on the Company’s common stock performance in the three-year period 2007-2009 relative to the total return of a relevant stock index, as designated by the Compensation Committee, for the three-year period 2007-2009. Under this performance criterion, an individual may earn a portion of his or her total potential award amount if the Company’s stock performance for the three-year period 2007-2009 exceeds 80% of the performance of a relevant stock index designated by the Compensation Committee. The individual will earn less than the full portion amount of his or her award amount if the Company’s stock performance for the three-year period 2007-2009 is less than 120% of the designated index’s performance, and will earn no award under this performance criterion if the Company’s stock performance for the three-year period 2007-2009 is 80% or less of the designated index’s performance.

•	A portion of the award amount may be earned based on the Company’s common stock absolute performance in the three-year period 2007-2009. Under this performance criterion, an individual may earn a portion of his or her total potential award amount if the Company’s stock performance for the three-year period exceeds a threshold compounded annual return for the three-year period 2007-2009. The individual will earn less than the full portion amount of his or her award amount if the Company’s stock performance for the three-year period 2007-2009 is less than a maximum compounded annual return, and will earn no award under this performance criterion if the Company’s stock performance for the three-year period 2007-2009 is less than the threshold compounded annual return.

•	A portion of the award amount will be time-based (that is, based on continuous employment with the Company over the vesting period).
The shares earned under these awards under the annual equity grant and multi-year program equity grant will vest as follows:
•	For annual equity grant amounts, shares earned will vest 1/3 on December 31, 2007, 1/3 on December 31, 2008, and 1/3 on December 31, 2009.

•	For multi-year equity grant amounts, shares earned will vest 1/2 (50%) on December 31, 2009 and 1/2 on December 31, 2010.
For shares granted under the annual equity grant program, vesting of the shares will accelerate upon a termination of the officer by the Company without cause, a termination by the officer for good reason, death or disability, or a change in control of the Company. Officers will forfeit all unvested annual equity grant awards upon termination by the Company with cause or a voluntary termination by the officer without good reason.
For shares granted under the multi-year equity grant program, vesting of the shares will accelerate upon a termination of the officer by the Company without cause, a termination by the officer for good reason, death or disability, or a change in control of the Company. From January 1, 2007 through December 31, 2008, individuals would be entitled to a pro-rated amount of awards with respect to the relative and absolute common stock performance portions of their grant based on the Company’s performance up until the time of the triggering termination event. After December 31, 2008, the relative and absolute common stock performance would be assessed, projected out through December 31, 2009, and the corresponding number of awards would be deemed earned had the program lasted through December 31, 2009. Awards with respect to time-based shares would at all times be deemed fully vested upon a change in control of the Company. Officers will forfeit all unvested multi-year equity grant program awards upon termination by the Company with cause or a voluntary termination by the officer without good reason.
The maximum number of shares that may be earned under these annual equity grant and multi-year equity grant awards is 276,818. Based on the March 5, 2007 closing price of the Company’s common stock of $13.10, the maximum value of those shares as of the grant date is $3,626,312.
All long-term incentive stock-based compensation awards for the Company’s Named Executive Officers as described above will be made pursuant to the Company’s 2004 Incentive Stock Plan, which has previously been filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.
March 12, 2007	By:	/s/ J. Michael Schroeder
Name: J. Michael Schroeder
Title: Corporate Secretary